FIRST AMENDMENT AND CONSENT TO THE CREDIT AGREEMENTS

            FIRST AMENDMENT AND CONSENT TO THE CREDIT AGREEMENTS (this "Amendment") to each of the Credit Agreements referred to below, dated as of April 22, 1999, among USI AMERICAN HOLDINGS, INC., a Delaware corporation (the "Company"), USI ATLANTIC CORP. (formerly known as U.S. Industries, Inc.), a Delaware corporation ("Old USI"), U.S. INDUSTRIES, INC. (formerly known as USI, Inc.), a Delaware corporation ("New USI"), USI GLOBAL CORP., a Delaware corporation ("USI Global"), the several financial institutions party to the Credit Agreements, (i) in the case of the Original Credit Agreement referred to below, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank, Swingline Bank and Agent, and BA SECURITIES, INC., as Arranger and (ii) in the case of the Revolving Credit Agreement referred to below, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent, and NATIONSBANC MONTGOMERY SECURITIES LLC, as Arranger. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreements.

                              W I T N E S S E T H:

            WHEREAS, the Company, Old USI, New USI, various lending institutions (the "Original Banks") and the Agent are party to a Credit Agreement, dated as of December 12, 1996 (as amended, modified and supplemented prior to the date hereof, the "Original Credit Agreement");

            WHEREAS, the Company, Old USI, New USI, various lending institutions (the "Revolving Credit Banks" and, together with the Original Banks, the "Banks") and the Agent are party to a Credit Agreement, dated as of October 30, 1998 (as amended, modified and supplemented prior to the date hereof, the "Revolving Credit Agreement" and, together with the Original Credit Agreement, each a "Credit Agreement" and, collectively, the "Credit Agreements");

            WHEREAS, pursuant to a Transfer and Assumption Agreement to be entered into by the Company and USI Global, the Company intends to transfer substantially all of its assets (the "Asset Transfer") to USI Global in exchange for shares of preferred stock of USI Global;

            WHEREAS, pursuant to the Asset Transfer, USI Global shall assume, jointly and severally, with the Company and New USI, all obligations of the Company and New USI under (i) that certain indenture dated as of October 27, 1998 to provide for the issuance of the 7-1/8% Senior Notes due 2003 of the Company and New USI and (ii) that certain indenture dated as of December 12, 1996 to provide for the issuance of the 7 1/4% Senior Notes due December 1, 2006 of the Company;

            WHEREAS, USI Global, pursuant to the Asset Transfer and desiring to incur Loans under the Credit Agreements and to have Letters of Credit issued for its account, wishes to become a "Borrower" for all purposes of the Credit Agreements;

            WHEREAS, the undersigned Banks and the parties hereto have agreed to amend the Credit Agreements, in each case on the terms and conditions set forth herein;

            NOW, THEREFORE, it is agreed:

            1. The definitions of "Borrower", "Guaranteed Obligations" and "Guaranteed Party" contained in Article I of each of the Credit Agreements are hereby amended to read in their entirety as follows:

            "Borrower" means each of the Company, New USI and USI Global.

            "Guaranteed Obligations" means (i) with respect to Old USI as a Guarantor Party, all Obligations of the Borrowers under this Agreement and the other Loan Documents and (ii) with respect to New USI as a Guarantor Party, all Obligations of the Company and USI Global under this Agreement and the other Loan Documents.

            "Guaranteed Party" means (i) with respect to Old USI as a Guarantor Party, the Borrowers and (ii) with respect to New USI as a Guarantor Party, the Company and USI Global.

            2. The following new definition of USI Global is hereby inserted into Article I of each of the Credit Agreements, in each case in its appropriate alphabetical position:

            "USI Global" means USI Global Corp., a Delaware corporation.

            3. Each of the Company, Old USI, New USI and the undersigned Banks
(i) hereby consents to USI Global becoming a Borrower under each of the Credit Agreements and (ii) hereby acknowledges and agrees that USI Global may incur Obligations pursuant to, and in accordance with the terms of, each of the Credit Agreements for which it shall be jointly and severally liable with the other Borrowers.

            4. Each of the Company and New USI hereby acknowledges and agrees that it shall be jointly and severally liable as a Borrower for all Obligations incurred by USI Global pursuant to each of the Credit Agreements.

            5. In order to induce the Banks to enter into this Amendment, USI Global hereby (i) agrees to comply with all the obligations of a Borrower under, and to be bound in all respects by the terms of, each of the Credit Agreements as if it were an original signatory thereto and (ii) acknowledges that it shall be jointly and severally liable with the other Borrowers for all Obligations incurred by all of the Borrowers pursuant to each of the Credit Agreements.

            6. In order to induce the Banks to enter into this Amendment, each of the Company, Old USI, New USI and USI Global hereby represents and warrants that (i) no Default or Event of Default (as defined in each of the Credit Agreements) exists as of the Amendment

Effective Date, both before and after giving effect to this Amendment and (iii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in each of the Credit Agreements and in the other Loan Documents (as defined in each of the Credit Agreements) are true and correct in all material respects.

            7. USI Global hereby agrees that, if requested by any Bank pursuant to Section 2.02(b) of each of the Credit Agreements, USI Global shall execute and deliver to such Bank (and deliver a copy to the Agent) one or more promissory notes evidencing the Loans owing to such Bank pursuant to the respective Credit Agreement. USI Global hereby acknowledges that any such promissory note shall be entitled to all of the rights and benefits of the respective Credit Agreement.

            8. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the following conditions shall have been satisfied: (i) the Agent shall have received an opinion from Steven Barre, Esq., Associate General Counsel to U.S. Industries, Inc. as to such matters as the Agent may reasonably request, which opinion shall be satisfactory in form and substance to the Agent, (ii) the Agent shall have received true and correct copies of resolutions of the Board of Directors of the Company, Old USI, New USI and USI Global approving the terms of, and the transactions contemplated by, this Amendment and (iii) the Majority Banks (under and as defined in each of the Credit Agreements), the Company, Old USI, New USI and USI Global shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the address specified on its signature page of the Original Credit Agreement or on Schedule 1.01(a) of the Revolving Credit Agreement.

            9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreements or any other Loan Documents.

            10. All references in either Credit Agreement and the Loan Documents to either Credit Agreement shall be deemed to be references to the applicable Credit Agreement after giving effect to this Amendment.

            11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agent.

            12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *


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

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.


                                       USI AMERICAN HOLDING, INC.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       USI AMERICAN HOLDINGS, INC.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       U.S. INDUSTRIES, INC.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       USI GLOBAL CORP.


                                       By:______________________________________
                                          Name:
                                          Title:

                                 ORIGINAL BANKS

                                       USI ATLANTIC CORP.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Agent


                                       By:______________________________________
                                          Name:
                                          Title:


                                       BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Bank


                                       By:______________________________________
                                          Name:
                                          Title:


                                       NATIONSBANC MONTGOMERY SECURITIES LLC,
                                          as Arranger


                                       By:______________________________________
                                          Name:
                                          Title:


                                       ABN AMRO BANK N.V.


                                       By:______________________________________
                                          Name:
                                          Title:

                                 ORIGINAL BANKS

                                       BANCA NAZIONALE DEL LAVORO S.P.A., NEW
                                          YORK BRANCH


                                       By:______________________________________
                                          Name:
                                          Title:


                                       THE BANK OF NEW YORK


                                       By:______________________________________
                                          Name:
                                          Title:


                                       THE BANK OF NOVA SCOTIA


                                       By:______________________________________
                                          Name:
                                          Title:


                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                                          LIMITED


                                       By:______________________________________
                                          Name:
                                          Title:


                                       BANKERS TRUST COMPANY


                                       By:______________________________________
                                          Name:
                                          Title:

                                 ORIGINAL BANKS

                                       PARIBAS


                                       By:______________________________________
                                          Name:
                                          Title:


                                       THE CHASE MANHATTAN BANK


                                       By:______________________________________
                                          Name:
                                          Title:


                                       CIBC, INC.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       CITIBANK, N.A.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By:______________________________________
                                          Name:
                                          Title:

                                 ORIGINAL BANKS

                                       THE DAI-ICHI KANGYO BANK, LIMITED


                                       By:______________________________________
                                          Name:
                                          Title:


                                       DEUTSCHE BANK AG, NEW YORK BRANCH


                                       By:______________________________________
                                          Name:
                                          Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:______________________________________
                                          Name:
                                          Title:


                                       FLEET NATIONAL BANK


                                       By:______________________________________
                                          Name:
                                          Title:


                                       THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                       By:______________________________________
                                          Name:
                                          Title:

                                 ORIGINAL BANKS

                                       HSBC BANK USA


                                       By:______________________________________
                                          Name:
                                          Title:


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                          NEW YORK BRANCH


                                       By:______________________________________
                                          Name:
                                          Title:


                                       LTCB TRUST COMPANY


                                       By:______________________________________
                                          Name:
                                          Title:


                                       MELLON BANK, N.A.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                          YORK


                                       By:______________________________________
                                          Name:
                                          Title:

                                 ORIGINAL BANKS

                                       NATIONAL WESTMINSTER BANK PLC


                                       By:______________________________________
                                          Name:
                                          Title:


                                       NATIONSBANK, N.A.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:______________________________________
                                          Name:
                                          Title:


                                       ROYAL BANK OF CANADA


                                       By:______________________________________
                                          Name:
                                          Title:


                                       THE ROYAL BANK OF SCOTLAND PLC


                                       By:______________________________________
                                          Name:
                                          Title:

                                 ORIGINAL BANKS

                                       THE SANWA BANK, LIMITED, NEW YORK
                                          BRANCH


                                       By:______________________________________
                                          Name:
                                          Title:


                                       SOCIETE GENERALE


                                       By:______________________________________
                                          Name:
                                          Title:


                                       STB DELAWARE FUNDING TRUST I


                                       By:______________________________________
                                          Name:
                                          Title:


                                       TORONTO-DOMINION (NEW YORK), INC.


                                       By:______________________________________
                                          Name:
                                          Title:

                            REVOLVING CREDIT BANKS

                                       BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Agent


                                       By:______________________________________
                                          Name:
                                          Title:


                                       BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION,  as Bank


                                       By:______________________________________
                                          Name:
                                          Title:


                                       NATIONSBANC MONTGOMERY SECURITIES LLC,
                                          as Arranger


                                       By:______________________________________
                                          Name:
                                          Title:


                                       ABN AMRO BANK N.V., NEW YORK BRANCH


                                       By:______________________________________
                                          Name:
                                          Title:

                            REVOLVING CREDIT BANKS

                                       THE BANK OF NOVA SCOTIA


                                       By:______________________________________
                                          Name:
                                          Title:


                                       BANKERS TRUST COMPANY


                                       By:______________________________________
                                          Name:
                                          Title:


                                       CITIBANK, N.A.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       CREDIT SUISSE FIRST BOSTON


                                       By:______________________________________
                                          Name:
                                          Title:


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:______________________________________
                                          Name:
                                          Title:

                            REVOLVING CREDIT BANKS

                                       HSBC BANK USA


                                       By:______________________________________
                                          Name:
                                          Title:


                                       MELLON BANK, N.A.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:______________________________________
                                          Name:
                                          Title:


                                       ROYAL BANK OF CANADA


                                       By:______________________________________
                                          Name:
                                          Title:


                                       STB DELAWARE FUNDING TRUST I


                                       By:______________________________________
                                          Name:
                                          Title:

                            REVOLVING CREDIT BANKS

                                       TORONTO-DOMINION (TEXAS), INC.


                                       By:______________________________________
                                          Name:
                                          Title: